STEIN ROE ADVISOR TRUST
              Stein Roe Advisor Balanced Fund
           Stein Roe Advisor Special Venture Fund
            Stein Roe Advisor International Fund

        Supplement to Prospectus dated Feb. 2, 1998

     The Board of Trustees of Stein Roe Advisor Trust voted on Nov. 3, 1998, to liquidate Stein Roe Advisor Balanced Fund, Stein Roe Advisor Special Venture Fund, and Stein Roe Advisor International Fund. The Board directed that sales of Fund shares be suspended as of Nov. 5, 1998, and that the Funds be liquidated on Dec. 7, 1998, or before that time if all shareholders have redeemed their interests in the Fund.

     The Board's decision to liquidate the Funds was prompted by the Funds' relatively small size and the belief that, under current conditions, they would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders-- they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.

               This Supplement is Dated Nov. 5, 1998


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                   STEIN ROE ADVISOR TRUST
                 Stein Roe Advisor Income Fund

            Supplement to Prospectus dated Nov. 1, 1998

     The Board of Trustees of Stein Roe Advisor Trust voted on Nov. 3, 1998, to liquidate Stein Roe Advisor Income Fund. The Board directed that sales of Fund shares be suspended as of Nov. 5, 1998, and that the Fund be liquidated on Dec. 7, 1998, or before that time if all shareholders have redeemed their interests in the Fund.

     The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders--they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.

            This Supplement is Dated Nov. 5, 1998